POWERSHARES EXCHANGE-TRADED FUND TRUST II

SUPPLEMENT DATED MAY 8, 2014 TO THE

SUMMARY PROSPECTUS DATED FEBRUARY 28, 2014 OF:

PowerShares DWA Developed Markets Momentum Portfolio

•	Effective immediately, the table in the section titled “Average Annual Total Returns for the Periods Ended December 31, 2013” on page 3 is deleted and replaced with the following:

	1 Year	5 Years	Since Inception (12/28/07)
Return Before Taxes	36.13%	16.73%	2.77%
Return After Taxes on Distributions	34.64%	16.25%	2.51%
Return After Taxes on Distributions and Sale of Fund Shares	20.63%	13.53%	2.22%
Dorsey Wright® Developed Markets Technical Leaders Index (Net) (reflects invested dividends net of withholding taxes, but reflects no deductions for fees, expenses or other taxes)	37.73%	18.04%	3.76%
MSCI EAFE® Index (Net) (reflects invested dividends net of withholding taxes, but reflects no deductions for fees, expenses or other taxes)	22.78%	12.44%	0.28%

Please Retain This Supplement For Future Reference.

P-PIZ-SUMPRO-1 SUP-2 050814